 Exhibit 31: Rule 13a-14(a) Certifications

I, Barbara A. Manzolillo, Chief Financial Officer and Treasurer, certify that:

1. I have reviewed this amendment to the annual report on Form 10-K of Medical Information Technology, Inc.;

2. Based on my knowledge, this amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amendment;

3. [Paragraph omitted in accordance with SEC instructions];

4. [Paragraph omitted in accordance with SEC instructions];

5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's Board of Directors (or persons performing the equivalent functions):

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

September 29, 2004
(Date)

Barbara A. Manzolillo, Chief Financial Officer and Treasurer
(Signature)

I, A. Neil Pappalardo, Chief Executive Officer and Chairman, certify that:

1. I have reviewed this amendment to the annual report on Form 10-K of Medical Information Technology, Inc.;

2. Based on my knowledge, this amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amendment;

3. [Paragraph omitted in accordance with SEC instructions];

4. [Paragraph omitted in accordance with SEC instructions];

5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's Board of Directors (or persons performing the equivalent functions):

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

September 29, 2004
(Date)

A. Neil Pappalardo, Chief Executive Officer and Chairman
(Signature)